                                  Exhibit 10.7

                     FIRST AMENDMENT TO SECOND AMENDED AND
                     -------------------------------------
                            RESTATED CREDIT AGREEMENT
                            -------------------------

     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("First Amendment"), dated effective as of March 1, 2001, is made and entered
  ---------------
into by and among WHOLE FOODS MARKET, INC. (the "Company"), a Texas corporation,
                                                 -------
the banking institutions from time to time a party to the Credit Agreement (as hereinafter defined), as amended by this First Amendment (each, together with its successors and assigns, a "Bank" and collectively, the "Banks"), and THE
                               ----                         -----
CHASE MANHATTAN BANK, a New York banking corporation, successor by merger Chase Bank of Texas, National Association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").
                                                    -----

RECITALS:
--------

     WHEREAS, the Company, the Agent and certain Banks are parties to a Second Amended and Restated Credit Agreement dated as of February 7, 2000 (hereinafter referred to as the "Credit Agreement"); and
                    ----------------

     WHEREAS, in connection with an increase in the Aggregate Commitment under the Credit Agreement, the Company, the Agent and the Banks have agreed, on the terms and conditions herein set forth, that the Credit Agreement be amended in certain respects.

AGREEMENTS:
----------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, the Company, the Agent and the Banks do hereby agree as follows:

     Section 1. General Definitions. Except as expressly modified by this First
     ---------- -------------------
Amendment, capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

     Section 2. Definition Amendments. The following defined terms in Section 1
     ---------- ---------------------                                 ---------
of the Credit Agreement are hereby amended and restated in their entirety to hereafter be and read as follows:

          Commitment shall mean, as to any Bank, the obligation of such Bank to
          ----------
     make Loans and incur liability for the Letter of Credit Exposure Amount in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount set forth as such Bank's "Commitment" in Schedule IV
                                                                    -----------
     attached hereto (as the same may be reduced from time to time pursuant to
     Section 2.2 hereof and increased from time to time pursuant to Section 2.15
     -----------                                                    ------------
     hereof).

          Maturity Date shall mean the earlier of (a) June 28, 2003, (b) the
          -------------
     date the Company terminates the Aggregate Commitment pursuant to Section
                                                                      -------
     2.2 hereof, and (c) the date specified by the Agent pursuant to Section 7.1
     ---                                                             -----------
     hereof.

     Section 3. Increase of "Accordion Feature" Amount. Section 2.15(f) of the
     ---------- --------------------------------------  ---------------
Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

          (f) Notwithstanding anything to the contrary in this Section 2.15, (i)
                                                               ------------
     no Bank shall have any obligation to increase its Commitment under this
     Section 2.15 unless it agrees in writing to do so in its sole discretion,
     ------------
     (ii) no Bank shall have any right to decrease the amount of its Commitment as a result of any requested increase of the Aggregate Commitment pursuant to this Section 2.15, (iii) neither the Agent nor any Bank shall have any
             ------------
     obligation to find or locate any New Bank to participate in any unsubscribed portion of any increase in the Aggregate Commitment requested by the Company, (iv) each increase in the Aggregate Commitment requested by the Company shall not be less than $10,000,000, (v) after giving effect to any increase in the Aggregate Commitment pursuant to this Section 2.15, the
                                                               ------------
     Aggregate Commitment shall not exceed $275,000,000, and (vi) in the event of any reduction in the Aggregate Commitment pursuant to Section 2.2 or any
                                                              -----------
     other provision of this Agreement, the ability of the Company to request increases in the Aggregate Commitment pursuant to this Section 2.15 shall
                                                            ------------
     automatically terminate.

     Section 4. Utilization Fee. A new Section 2.16 is hereby added to the
     ---------- ---------------        ------------
Credit Agreement to hereafter be and read as follows:

     2.16. Utilization Fee. The Company agrees to pay to the Agent, for the
           ----------------
     account of each Bank, an utilization fee (each an "Utilization Fee") at a
                                                        ---------------
     rate per annum equal to 0.25% (computed on the basis of the actual number of days elapsed in a year composed of 360 days, subject to the terms of
     Section 9.6 hereof) on such Bank's Current Sum outstanding on each day that
     -----------
     such Bank's Current Sum exceeds fifty percent (50%) of the Commitment of such Bank at any time from March 1, 2001 to, but not including, the Maturity Date. The Utilization Fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September, and December prior to the Maturity Date, commencing on March 31, 2001, and on the Maturity Date. All past due Utilization Fees shall bear interest at the Past Due Rate and shall be payable upon demand by the Agent.

     Section 5.  Amendment of Conditions to Loans.
     ----------  --------------------------------

          a. Section 3.1(f) of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

          (f) prior to the making of any such Loan or the issuance of any such Letter of Credit at any time on or after March 1, 2001, the following described Subsidiaries shall have become Guarantors in compliance with the provisions of Section 5.10 hereof: (i) Whole Foods Market IP,
                            ------------
          Inc., a Delaware corporation; (ii) Whole Foods Market Finance, Inc., a Delaware corporation; (iii) Whole Foods Market

          Purchasing, Inc., a Delaware corporation; and (iv) Fresh Fields Markets, Inc., a Canadian corporation.

          b. A new Section 3.1(g) is hereby added to the Credit Agreement to hereafter be and read as follows:

          (g) prior to the making of any such Loan or the issuance of any such Letter of Credit at any time on or after March 8, 2001, the Agent shall have received a legal opinion from independent Canadian counsel for Fresh Fields Markets, Inc., a Canadian corporation, in form and content acceptable to the Agent in its reasonable discretion, opining as to matters reasonably required by the Agent to be covered by such legal opinion, including without limitation, the enforceability of the Guaranty against Fresh Fields Markets, Inc.

     Section 6. Amendment of Permitted Uses of Loan Proceeds. Section 5.9 of the
     ---------- --------------------------------------------
Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

     5.9. Use of Proceeds. Subject to the terms and conditions contained herein,
          ----------------
     use the proceeds of the Loans (a) for general corporate purposes of the Company and its Subsidiaries not otherwise prohibited herein, including without limitation, repurchase of Stock of the Company and refinance of any outstanding Indebtedness, (b) to finance acquisitions of assets used in and Investments in Persons engaged in similar businesses to those businesses of the Company and its Subsidiaries not otherwise prohibited herein, and/or
     (c) pay the Indebtedness arising pursuant to the Letters of Credit, as provided in this Agreement; provided, that no proceeds of any Loan shall be
                                 --------
     used (i) for the purpose of purchasing or carrying directly or indirectly any margin stock as defined in Regulation U ("Reg U") of the Board of
                                                   -----
     Governors of the Federal Reserve System, (ii) for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any such margin stock or (iii) for any other purpose which constitute any Loan a "purpose credit" within the meaning of Reg U. No proceeds of the Loans shall be used in violation of Reg U or any successor regulation thereof or of any other rule, statute or regulation governing margin stock from time to time.

     Section 7. Grace Period for Default under Note Purchase Agreements. A new
     ---------- -------------------------------------------------------
Section 7.3 is hereby added to the Credit Agreement to hereafter be and read as
-----------
follows:

     7.3. Grace Period for Default under Note Purchase Agreements.
          -------------------------------------------------------
     Notwithstanding any provision to the contrary contained above in Section 7
                                                                      ---------
     of this Agreement, upon the occurrence of any default or event of default under the Note Purchase Agreements (other than the failure of the Company to pay any principal portion of the Indebtedness governed by the Note Purchase Agreements when due) that constitutes an Event of Default under
     Section 7.1(b) above, the Agent and the Banks agree that for the applicable
     --------------
     grace period specified in the following sentence, neither the Agent nor the Majority Banks shall be entitled to exercise any rights or remedies available under the Loan Documents or applicable law as a result of the occurrence of such Event of Default (other than the right of the Agent, in its discretion or at the direction of the Majority Banks, to terminate the Commitments and cease both the issuance of any additional Letters of Credit and the funding of any additional Loans, which right the Agent and the Banks hereby expressly reserve). For purposes of the preceding sentence, the applicable grace period shall be as follows: (a) with respect to any default or event of default under the Note Purchase Agreements attributable solely to the Company's failure to pay any installment of accrued and unpaid interest when due under the Indebtedness governed by the Note Purchase Agreements, the grace period shall be five (5) Business Days from the due date of the applicable installment of accrued interest thereunder; and (b) with respect to any other default or event of default under the Note Purchase Agreements (other than the failure of the Company to pay any principal portion of the Indebtedness governed by the Note Purchase Agreements when due), the grace period shall be twenty (20) Business Days from the earlier to occur of (i) the Company's acknowledgement of such default or event of default under the Note Purchase Agreements or (ii) the date notice is given to the Company by the holders of any of the Indebtedness governed by the Note Purchase Agreements of such default or event of default under the Note Purchase Agreements. Notwithstanding the foregoing provisions of this Section 7.3, the specified grace periods for
                                  -----------
     defaults or event of defaults under the Note Purchase Agreements shall be afforded by the Agent and the Banks to the Company only so long as (1) no other Event of Default then exists and (2) the holders of the Indebtedness governed by the Note Purchase Agreements do not accelerate any of such Indebtedness or take any other enforcement action as a result of such default or event of default under the Note Purchase Agreements, other than notifying the Company of the occurrence of such default or event of default under the Note Purchase Agreements. In the event that any such default or event of default under the Note Purchase Agreements is cured by the Company or waived in writing by the holders of the Indebtedness governed by the Note Purchase Agreements within the applicable grace period provided above, then the Event of Default occurring under the terms of Section 7.1(b)
                                                            --------------
     hereof as a result of any such cured or waived default or event of default under the Note Purchase Agreements shall be deemed automatically cured for purposes hereof without any waiver or other action by the Agent or the Majority Banks being required. Notwithstanding the foregoing, in no event shall any of the foregoing grace periods apply to any Event of Default resulting from the Company's failure to pay any principal portion of the Indebtedness governed by the Note Purchase Agreements when due.

     Section 8. Joining Bank. By its execution and delivery of this First
     ---------- ------------
Amendment, Royal Bank of Canada (the "Joining Bank") irrevocably elects, as of
                                      ------------
the effective date of this First Amendment, to become a Bank under the Credit Agreement with a Commitment in the amount set forth opposite its name on
Schedule IV attached hereto. Accordingly, from and after the effective date of
-----------
this First Amendment, Joining Bank shall be a party to the Credit Agreement and have all of the rights and obligations of a Bank thereunder arising from and after the effective date of this First Amendment. Joining Bank acknowledges that
(a) neither the Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, and (b) neither the Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Company or its Subsidiaries or the performance or observance by the Company or its Subsidiaries of any of its respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto. Joining

Bank (a) represents and warrants that it is legally authorized to enter into this Agreement and become a Bank under the Credit Agreement and that it is an Eligible Assignee (as that term is defined in the Credit Agreement); (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.2 thereof, or if
                                                  -----------
later the most recent financial statements delivered pursuant to Section 5.2
                                                                 -----------
thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis; (c) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action as a Bank under the Credit Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank on and after the effective date of this First Amendment; (f) all notices to be sent to any Bank under the terms of the Credit Agreement shall be sent to Joining Bank at the "Address for Notices" specified below Joining Bank's signature on the signature page hereof; and (g) has supplied to the Agent the information requested on the form of administrative questionnaire previously supplied to Joining Bank by the Agent.

     Section 9. Commitment Schedule. A new Schedule IV setting forth the
     ---------- -------------------        -----------
Commitments of each Bank as of the effective date of this First Amendment is hereby added to the Credit Agreement in the form attached hereto as Schedule IV.
                                                                    -----------

     Section 10. Representations and Warranties. The Company represents and
     ----------- ------------------------------
warrants to the Agent and the Banks that the representations and warranties contained in Section 4 of the Credit Agreement and in all of the other Loan
             ---------
Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date. The Company hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default. Additionally, the Company hereby represents and warrants to the Agent and the Banks that the resolutions or authorizations of the Board of Directors (or other governing parties) of the Company and its Subsidiaries which are set out in the following described Secretary's Certificates or Authorizations remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked:

          (a) That certain Secretary's Certificate dated June 25, 1999, executed and delivered to the Agent by the Secretary of Whole Foods Market, Inc. in connection with the Credit Agreement;

          (b) That certain Secretary's Certificate dated June 25, 1999, executed and delivered to the Agent by the Assistant Secretary of Mrs. Gooch's Natural Foods Market, Inc., The Sourdough: A European Bakery, Inc., WFM Beverage Corp., Whole Food Company, Inc., Whole Foods Market California, Inc., Whole Foods Market Services, Inc., Whole Foods Market Distribution, Inc., Whole Foods Market Southwest I, Inc., Allegro Coffee Company, Whole Foods Market Group, Inc., Nature's Heartland, Inc. and

     Whole Foods Market Southwest Investments, Inc. in connection with the Credit Agreement; and

          (c) That certain Authorization dated June 28, 1999, executed and delivered to the Agent by the Members of Whole Foods Market Brand 365, LLC, in connection with the Credit Agreement.

     Section 11. Limitations. The amendments set forth herein are limited
     ----------- -----------
precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

     Section 12. Payment of Expenses. The Company agrees, whether or not the
     ----------- -------------------
transactions hereby contemplated shall be consummated, to reimburse and save the Agent and each of the Banks harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this First Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Agent and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement and the Loan Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

     Section 13. Descriptive Headings, etc. The descriptive headings of the
     ----------- -------------------------
several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 14. Entire Agreement. This First Amendment and the documents
     ----------- ----------------
referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this First Amendment.

     Section 15. Counterparts. This First Amendment may be executed in any
     ----------- ------------
number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Company and the Agent.

     Section 16. References to Credit Agreement. As used in the Credit Agreement
     ----------- ------------------------------
(including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term "Agreement" shall mean the Credit Agreement, as amended by this First Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

                NOTICE PURSUANT TO TEX. BUS. & COMM. CODEss.26.02

THIS FIRST AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN CREDIT AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                   WHOLE FOODS MARKET, INC.
                                   a Texas corporation

                                   By:
                                      ----------------------------------------
                                      Glenda Flanagan
                                      Vice President and Chief Financial Officer


                                   Addresses for Notices:

                                   Whole Foods Market, Inc.
                                   601 N. Lamar Boulevard, Suite 300
                                   Austin, Texas 78703-5413
                                   Attention: Ms. Glenda Flanagan

                            THE CHASE MANHATTAN BANK, individually
                             and as Agent

                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            Address for Notices:

                            The Chase Manhattan Bank
                            700 Lavaca, 2nd Floor
                            Post Office Box 550
                            Austin, Texas  78789
                            Attention: Manager/Commercial Lending Group

                            with copies to:

                            The Chase Manhattan Bank
                            1 Chase Manhattan Plaza, Floor 8
                            New York, New York 10081
                            Attention: Shoshana Tyson

                            WELLS FARGO BANK TEXAS, NATIONAL    ASSOCIATION
                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------


                            Address for Notices:

                            Wells Fargo Bank Texas, National Association
                            111 Congress, Suite 300
                            Austin, Texas  78701
                            Attention: Ms. Susan Coulter

                             FIRST UNION NATIONAL BANK

                             By:
                                 -----------------------------------------------
                             Name:
                                   ---------------------------------------------
                             Title:
                                    --------------------------------------------


                             Address for Notices:

                             First Union National Bank
                             1345 Chestnut Street, PA 4821
                             Philadelphia, Pennsylvania 19107

                             Attention: Mr. Randal D. Southern
                                       and Ms. Irene Marks

                             FLEET NATIONAL BANK

                             By:
                                 -----------------------------------------------
                             Name:
                                   ---------------------------------------------
                             Title:
                                    --------------------------------------------


                             Address for Notices:

                             Fleet National Bank
                             100 Federal Street, MADE 10008F
                             Boston, Massachusetts 02110
                             Attention: Ms. Judith C.E. Kelly

                             GUARANTY BANK

                             By:
                                 -----------------------------------------------
                             Name:
                                   ---------------------------------------------
                             Title:
                                    --------------------------------------------

                             Address for Notices:

                             Guaranty Bank
                             301 Congress Avenue, Suite 1500
                             Austin, Texas  78701
                             Attention: Mr. Chris Harkrider

                             LASALLE BANK NATIONAL ASSOCIATION

                             By:
                                 -----------------------------------------------
                             Name:
                                   ---------------------------------------------
                             Title:
                                    --------------------------------------------


                             Address for Notices:
                             LaSalle Bank National Association
                             125 Ottawa NW, Suite 270
                             Grand Rapids, Michigan 49503
                             Attention: Mr. Thomas J. Ranville

                             FIRSTAR BANK, N.A.

                             By:
                                 -----------------------------------------------
                             Name:
                                   ---------------------------------------------
                             Title:
                                    --------------------------------------------



                             Address for Notices:

                             Firstar Bank, N.A.
                             One Firstar Plaza, 12th Floor
                             St. Louis, Missouri  63101
                             Attention:  Greg Dryden

     The undersigned Guarantors (a) acknowledge and consent to the execution of the foregoing First Amendment, (b) confirm that the Guaranties previously executed or joined in by each of the undersigned Guarantors apply and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement or any other Loan Documents, notwithstanding the execution and delivery of this First Amendment by the Company, the Agent and each of the Banks, and (c) acknowledge that without this consent and confirmation, the Banks and the Agent would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing First Amendment.

WHOLE FOODS MARKET SERVICES, INC.,
a Delaware corporation
WFM BEVERAGE CORP., a Texas corporation
WHOLE FOODS MARKET SOUTHWEST I, INC.,
a Delaware corporation
WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC., a Delaware corporation WHOLE FOODS MARKET CALIFORNIA, INC., a California corporation
MRS. GOOCH'S NATURAL FOOD MARKETS, INC., a California corporation
WHOLE FOODS MARKET GROUP, INC.,
a Delaware corporation
ALLEGRO COFFEE COMPANY, a Colorado corporation
WHOLE FOODS MARKET DISTRIBUTION, INC.,
a Delaware corporation
WHOLE FOOD COMPANY, INC., a Louisiana corporation
THE SOURDOUGH: A EUROPEAN BAKERY, INC.
a Texas corporation
NATURE'S HEARTLAND, INC.,
a Massachusetts corporation

By:
     ------------------------------------------
     Glenda Flanagan
     Secretary

WHOLE FOODS MARKET BRAND 365, LLC,
a California limited liability company

By:  Whole Foods Market Services, Inc.,
     a Texas corporation, Member

     By:
         ---------------------------------------------
         Glenda Flanagan, Vice President and
         Chief Financial Officer

WHOLE FOODS MARKET SOUTHWEST, L.P.,
a Texas limited partnership

By:  Whole Foods Market Southwest I, Inc.,
     a Delaware corporation


     By:
         ---------------------------------------------
         Glenda Flanagan, Secretary

                                   SCHEDULE IV
                                   -----------

                                Bank Commitments

     Bank                                                         Commitment
     ----                                                         ----------
1.   The Chase Manhattan Bank                                     $40,000,000
2.   Wells Fargo Bank Texas, National Association                 $40,000,000
3.   First Union National Bank                                    $35,000,000
4.   Fleet National Bank                                          $35,000,000
5.   Guaranty Bank                                                $25,000,000
6.   LaSalle Bank National Association                            $25,000,000
7.   Firstar Bank, N.A.                                           $20,000,000

     TOTAL COMMITMENTS                                            $220,000,000